Back to Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) June 28, 2007

Holmes Master Issuer plc

(Exact name of issuing entity as specified in its charter)

Holmes Funding Limited

(Exact name of depositor as specified in its charter)

Abbey National plc

(Exact name of sponsor as specified in its charter)

England and Wales	333-139944	N/A

(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	ID Number)
of incorporation)
Abbey National House
2 Triton Square
Regent's Place
London	NW1 3AN

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number,	+44 (0)20 7612 4000
including area code:

No Change

(Former name or former address, if changed since last report)

Back to Contents

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Back to Contents

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits:

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement
4.1.2	Term Advance Supplement
4.2.1	Amended and Restated Mortgages Trust Deed
4.4.2	Deed of Accession to Master Issuer Deed of Charge
4.6.1	Further Amended and Restated Master Issuer Trust Deed
10.3.1	Series 1 Class A1 Master Issuer Dollar Currency Swap Agreement
10.3.2	Series 2 Class A1 Master Issuer Dollar Currency Swap Agreement
10.3.3	Series 3 Class A1 Master Issuer Dollar Currency Swap Agreement
10.3.4	Series 4 Class A Master Issuer Dollar Currency Swap Agreement
10.3.5	Series 1 Class B Master Issuer Dollar Currency Swap Agreement
10.3.6	Series 2 Class B1 Master Issuer Dollar Currency Swap Agreement
10.3.7	Series 2 Class M1 Master Issuer Dollar Currency Swap Agreement
10.3.8	Series 1 Class C Master Issuer Dollar Currency Swap Agreement
10.3.9	Series 2 Class C1 Master Issuer Dollar Currency Swap Agreement
10.6	Third Amended and Restated Master Definitions and Construction Schedule
10.7	Further Amended and Restated Master Issuer Definitions and Construction Schedule
10.11	Master Issuer Regulatory Call Note Purchase Deed

Back to Contents

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLMES MASTER ISSUER PLC,

By: /s/ Martin McDermott

Name: Martin McDermott
Title: Director

Dated: June 28, 2007

Back to Contents

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement
4.1.2	Term Advance Supplement
4.2.1	Amended and Restated Mortgages Trust Deed
4.4.2	Deed of Accession to Master Issuer Deed of Charge
4.6.1	Further Amended and Restated Master Issuer Trust Deed
10.3.1	Series 1 Class A1 Master Issuer Dollar Currency Swap Agreement
10.3.2	Series 2 Class A1 Master Issuer Dollar Currency Swap Agreement
10.3.3	Series 3 Class A1 Master Issuer Dollar Currency Swap Agreement
10.3.4	Series 4 Class A Master Issuer Dollar Currency Swap Agreement
10.3.5	Series 1 Class B Master Issuer Dollar Currency Swap Agreement
10.3.6	Series 2 Class B1 Master Issuer Dollar Currency Swap Agreement
10.3.7	Series 2 Class M1 Master Issuer Dollar Currency Swap Agreement
10.3.8	Series 1 Class C Master Issuer Dollar Currency Swap Agreement
10.3.9	Series 2 Class C1 Master Issuer Dollar Currency Swap Agreement
10.6	Third Amended and Restated Master Definitions and Construction Schedule
10.7	Further Amended and Restated Master Issuer Definitions and Construction Schedule
10.11	Master Issuer Regulatory Call Note Purchase Deed